SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 16, 1999


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


   United States                0-26172                      58-1897792
  (State or other             (Commission                   (IRS Employer
   jurisdiction                File No.)                 Identification No.)
 of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                      30144
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  1999  to  the   Series   1994-2
                     Certificateholders on August 16, 1999.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  1999  to  the   Series   1995-1
                     Certificateholders on August 16, 1999.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  1999  to  the   Series   1996-1
                     Certificateholders on August 16, 1999.


                                      - 1 -



Item 7(c).          Exhibits.

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1994-2 Certificateholders Statement for the month of July 1999.

          99.2 Series 1995-1 Certificateholders Statement for the month of July 1999.

          99.3 Series 1996-1 Certificateholders Statement for the month of July 1999.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CIRCUIT CITY CREDIT CARD
                             MASTER TRUST


                             By:       FIRST NORTH AMERICAN
                                       NATIONAL BANK, as
                                       Transferor and Servicer


                            By:
                                       Michael T. Chalifoux
                                       Chairman of the Board





Date:      August 16, 1999

                                       -2-















                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST











                                INDEX TO EXHIBITS



        Exhibit
        Number                           Exhibit


          99.1 Series 1994-2 Certificateholders Statement for the month of July 1999.


          99.2 Series 1995-1 Certificateholders Statement for the month of July 1999.


          99.3 Series 1996-1 Certificateholders Statement for the month of July 1999.